UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                    ___________________________________

                                 FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 May 4, 2004


                             HARRIS & HARRIS GROUP, INC.
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            (Exact name of registrant as specified in its charter)



	New York                 0-11576                      13-3119827
(State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction 		                              Identification No.)
of incorporation)


                            111 West 57th Street
                         New York, New York  10019
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            (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code: (212) 582-0900






Item 7.   Financial Statements and Exhibits

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits.


               Exhibit No.			Description

                  14				Code of Ethics


Item 9.	Regulation FD Disclosure.

     In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

     On May 4, 2004, the Board of Directors of Harris & Harris Group, Inc. adopted a company-wide code of ethics. The text of the code of ethics is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.


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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	May 5, 2004	                   HARRIS & HARRIS GROUP, INC.


                                           By: /s/ Helene B. Shavin
                                           -------------------------------
                                           Helene B. Shavin
					   Vice President and Controller


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                                EXHIBIT INDEX


Exhibit No.		Description

   14                   Code of Ethics





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